Revenue Recognition	12 Months Ended
Dec. 31, 2019
Revenue from Contract with Customer [Abstract]
Revenue Recognition
5. REVENUE RECOGNITION

We manufacture and sell food and beverage products to retailers, distributors, food manufacturers, and the foodservice business. Revenue recognition is completed on a point in time basis when product control is transferred to the customer. In general, control transfers to the customer when the product is shipped or delivered to the customer based upon applicable shipping terms. Customer contracts generally do not include more than one performance obligation and the performance obligations in our contracts are satisfied within one year. No payment terms beyond one year are granted at contract inception.

Most contracts also include some form of variable consideration. The most common forms of variable consideration include discounts, rebates, and sales returns and allowances. Variable consideration is treated as a reduction in revenue when product revenue is recognized. Depending on the specific type of variable consideration, we use either the expected value or most likely amount method to determine the variable consideration. The Company reviews and updates its estimates and related accruals of variable consideration each period based on the terms of the agreements, historical experience, and any recent changes in the market.

The Company does not have significant deferred revenue or unbilled receivable balances arising from transactions with customers. We do not capitalize contract inception costs, as contracts are one year or less. The Company does not incur significant fulfillment costs requiring capitalization. Shipping and handling costs associated with outbound freight are included within Selling and distribution expenses and are accounted for as a fulfillment cost as incurred, including shipping and handling costs after control over a product has transferred to a customer. Shipping and handling costs recorded as a component of selling and distribution expense were approximately $148.3 million, $199.2 million, and $184.8 million for the years ended December 31, 2019, 2018, and 2017, respectively. In addition, any taxes collected on behalf of government authorities are excluded from net revenues.

Segment revenue disaggregated by product category groups are as follows:

	Year Ended December 31,
	2019	2018	2017
	(In millions)
Center store grocery	$1,763.1	$1,871.9	$1,980.0
Main course (1)	917.6	999.7	1,115.9
Total Meal Preparation	2,680.7	2,871.6	3,095.9
Sweet & savory snacks	1,220.1	1,306.3	1,324.3
Beverages & drink mixes	388.1	409.9	427.6
Total Snacking & Beverages	1,608.2	1,716.2	1,751.9
Unallocated net sales (2)	—	—	4.8
Total net sales	$4,288.9	$4,587.8	$4,852.6
(1) On May 22, 2017, the Company sold the soup and infant feeding business ("SIF"). Included within this category was $59.5 million of SIF related sales for the twelve months ended December 31, 2017.
(2) Represents product recall reimbursements that were received during the twelve months ended December 31, 2017.